Exhibit 4.1.83 - Loan Modification Agreement, dated as of December 27, 2013, by and among Reynolds Group Holdings Inc., Pactiv LLC, Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V., Evergreen Packaging Inc., Reynolds Consumer Products Inc., Beverage Packaging Holdings (Luxembourg) III S.à.r.l., Reynolds Group Holdings Limited, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
LOAN MODIFICATION AGREEMENT dated as of December 27, 2013 (this “Agreement”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”; and as amended by this Agreement, the “Amended Credit Agreement”), by and among Reynolds Group Holdings Inc. (“RGHI”), Pactiv LLC, Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V., Evergreen Packaging Inc., Reynolds Consumer Products Inc., Beverage Packaging Holdings (Luxembourg) III S.à r.l., Reynolds Group Holdings Limited (“Holdings”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
A.Pursuant to Section 9.24 of the Credit Agreement, Holdings, by written notice to the Administrative Agent, made a Loan Modification Offer to each U.S. Revolving Credit Lender and each European Revolving Credit Lender to make certain Permitted Amendments as set forth herein.
B.On the Effective Date, certain of the terms of the Revolving Credit Commitment and Revolving Credit Exposure of each existing Revolving Credit Lender that agrees to such Permitted Amendments with respect to its Revolving Credit Commitment and Revolving Credit Exposure by executing and delivering to the Administrative Agent (or its counsel) at or prior to 2:00 p.m., New York City time, on December 26, 2013 (the “Delivery Time”), a signature page to this Agreement as a “Continuing Revolving Credit Lender” (each, a “Continuing Revolving Credit Lender”) will be modified as set forth herein. Each Revolving Credit Lender that executes a signature page to the Agreement as a “Departing Revolving Credit Lender” (each, a “Signing Departing Revolving Credit Lender”) or that does not execute and deliver a signature page to this Agreement at or prior to the Delivery Time (each such U.S. Revolving Credit Lender, a “Departing U.S. Revolving Credit Lender” and each such European Revolving Credit Lender, a “Departing European Revolving Credit Lender” and, together with the Departing U.S. Revolving Credit Lenders, the “Departing Revolving Credit Lenders” (which term, for the avoidance of doubt, will include each Signing Departing Revolving Credit Lender)) will have agreed to assign its entire Revolving Credit Commitment and Revolving Credit Exposure (in the case of a Signing Departing Revolving Credit Lender) or will be subject to the mandatory assignment provisions of Section 2.21(a)(iv) of the Credit Agreement (in the case of a Departing Revolving Credit Lender that is not a Signing Departing Revolving Credit Lender), in each case upon the effectiveness of this Agreement on the Effective Date and will, in accordance with the terms hereof and thereof, be deemed to have assigned all of its interest, rights and obligations with respect to its Revolving Credit Commitment and outstanding Revolving Credit Exposure of the applicable Class to the Persons set forth on Schedule I(a) under the caption “Additional Revolving Credit Lenders” (the “Additional Revolving Credit Lenders”) and to the Continuing Revolving Credit Lenders set forth on Schedule I(a) under the caption “Increasing Revolving Credit Lenders” (the “Increasing Revolving Credit Lenders” and, together with the Additional Revolving Credit Lenders, the “Assignee Revolving Credit Lenders”) as further set forth herein.
C.(i) The Assignee Revolving Credit Lenders are willing to assume the Revolving Credit Commitments and Revolving Credit Exposure of the Departing Revolving Credit Lenders and (ii) each of the Continuing Revolving Credit Lenders and the Assignee Revolving Credit Lenders is willing to agree to the Permitted Amendments provided for herein with respect to its Revolving Credit Commitment and Revolving Credit Exposure, in each case on the terms and subject to the conditions set forth herein.
D.The assignment of the Revolving Credit Commitments and Revolving Credit Exposure of the Departing Revolving Credit Lenders to the Assignee Revolving Credit Lenders and the assumption thereof by the Assignee Revolving Credit Lenders, the amendment of the Credit Agreement and the payment of fees and expenses incurred in connection with the foregoing are collectively referred to herein as “Transactions”.
E.Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” and a “Loan Modification Agreement” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 2. Assignment of Revolving Credit Commitments and Revolving Credit Exposure. (a) On the Effective Date, immediately prior to the effectiveness of this Agreement, in accordance with the terms of Section 9.04 and Section 2.21(a)(iv) of the Credit Agreement, (i) each Departing U.S. Revolving Credit Lender shall be deemed to irrevocably sell and assign to each Assignee Revolving Credit Lender, and each Assignee Revolving Credit Lender shall purchase and assume from such Departing U.S. Revolving Credit Lender, such interests in such Departing U.S. Revolving Credit Lender’s rights and obligations in its capacity as a U.S. Revolving Credit Lender under the Credit Agreement and the other Loan Documents (including such Departing U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment and the outstanding

U.S. Revolving Credit Exposure, if any, owing to it and all other rights and obligations that would constitute part of the “Assigned Interest” (as defined in Exhibit B to the Credit Agreement) in respect of its U.S. Revolving Credit Commitment and U.S. Revolving Credit Exposure so assigned) in each case as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions, the U.S. Revolving Credit Commitment of each Continuing Revolving Credit Lender and each Additional Revolving Credit Lender will equal the amount set forth opposite its name on Schedule I(b) and the U.S. Revolving Credit Exposure will be held ratably in accordance with such U.S. Revolving Credit Commitments and (ii) each Departing European Revolving Credit Lender shall be deemed to irrevocably sell and assign to each Assignee Revolving Credit Lender, and each Assignee Revolving Credit Lender shall purchase and assume from such Departing European Revolving Credit Lender, such interests in such Departing European Revolving Credit Lender’s rights and obligations in its capacity as a European Revolving Credit Lender under the Credit Agreement and the other Loan Documents (including such Departing European Revolving Credit Lender’s European Revolving Credit Commitment and the outstanding European Revolving Credit Exposure, if any, owing to it and all other rights and obligations that would constitute part of the “Assigned Interest” (as defined in Exhibit B to the Credit Agreement) in respect of its European Revolving Credit Commitment and European Revolving Credit Exposure so assigned) in each case as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions, the European Revolving Credit Commitment of each Continuing Revolving Credit Lender and each Additional Revolving Credit Lender will equal the amount set forth opposite its name on Schedule I(b) and the European Revolving Credit Exposure will be held ratably in accordance with such European Revolving Credit Commitments. Each of the Assignee Revolving Credit Lenders shall be deemed to have purchased such interests from each Departing Revolving Credit Lender ratably in accordance with their respective obligations to purchase and assume Revolving Credit Commitments of the applicable Class pursuant to this Section 2(a) as set forth on Schedule I(a) hereto. In order to effectuate the assignments and purchases contemplated by this Agreement, the Borrowers agree that, on the Effective Date, no Revolving Loans shall be outstanding. Each such sale and assignment and purchase and assumption shall be subject to the terms and conditions set forth in Sections 1, 2 and 3 of Annex I to Exhibit B to the Credit Agreement, and such terms and conditions are hereby incorporated by reference herein, mutatis mutandis. For purposes of the foregoing, (x) each assignment by a Signing Departing Revolving Credit Lender shall be deemed to have occurred immediately prior to the assignments by the other Departing Revolving Credit Lenders and (y) to the extent the aggregate U.S. Revolving Credit Commitments or the aggregate European Revolving Credit Commitments reflected on Schedule I(b) are less than $120,000,000 and €80,000,000, respectively, the Borrowers shall be deemed to have reduced the applicable Revolving Credit Commitments on the Effective Date to the aggregate amounts so reflected on Schedule I(b).
(a) On the Effective Date, the Borrowers shall pay to the Administrative Agent, for the account of each Revolving Credit Lender, by wire transfer of immediately available funds, an amount equal to all accrued and unpaid interest and Fees and any other amounts accrued for the account of such Revolving Credit Lender under the Credit Agreement with respect to its Revolving Credit Commitments to but excluding the Effective Date. The Administrative Agent shall pay to each Revolving Credit Lender the amounts so received by the Administrative Agent from the Borrowers for the account of such Revolving Credit Lender, and the parties hereto hereby agree that the next scheduled date due for the payment of Fees in respect of the Revolving Credit Commitments and the Revolving Credit Exposure will be the last Business Day of March 2014 (with such Fees accruing on the Revolving Credit Commitments and the Revolving Credit Exposure from and including the Effective Date, after giving effect to the assignments and any Revolving Credit Commitment reductions effected pursuant to paragraph (a) above).
(b) Each of the parties hereto hereby consents to the assignments and assumptions provided for in paragraph (a) above and, notwithstanding anything to the contrary in Section 9.04 of the Credit Agreement or otherwise, to the manner in which such assignments are effected, and hereby agrees that this Amendment shall constitute an Assignment and Acceptance which respect to each such assignment and assumption. The Administrative Agent, each Issuing Bank and the Borrowers approve each Additional Revolving Credit Lender as an Eligible Assignee. Each of the Lenders party hereto consents to any reduction in the Revolving Credit Commitments provided for in paragraph (a) above and, notwithstanding anything to the contrary in Section 2.09 of the Credit Agreement otherwise, to the manner in which such reduction is effected, and waives any other notice or requirement with respect thereto.
(c) On the Effective Date, immediately after giving effect to the transactions contemplated by this Section 2, the Revolving Credit Commitments of each Revolving Credit Lender (including each Continuing Revolving Credit Lender and each Assignee Revolving Credit Lender) shall be as set forth on Schedule I(b) and each of the Departing Revolving Credit Lenders shall cease to be a party to the Credit Agreement as a U.S. Revolving Credit Lender or a European Revolving Credit Lender, as the case may be, but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 of the Amended Credit Agreement. For the avoidance of doubt, all Letters of Credit outstanding as of the Effective Date shall remain outstanding, with only the terms applicable thereto being modified as set forth herein.
SECTION 3. Amendments to Credit Agreement.  Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a) The proviso to the definition of the term “Adjusted LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“; provided, however, that the Adjusted LIBO Rate for any Interest Period in respect of any Loan shall not be less than 1.00% per annum.”
(b) The definition of the term “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” shall mean, for any day, (a) with respect to any Eurocurrency U.S. Term Loan, 3.00% per annum, (b) with respect to any Eurocurrency European Term Loan, 3.25% per annum, (c) with respect to any Daily Rate U.S. Term Loan, 2.00% per annum, (d) with respect to any Daily Rate U.S. European Term Loan, 2.25% per annum, (e) with respect to any Eurocurrency Revolving Loan, the applicable percentage set forth below under the caption “Eurocurrency Spread - Revolving Loans” and (f) with respect to any Daily Rate Revolving Loan, the applicable percentage set forth below under the caption “Daily Rate Spread - Revolving Loans”.

Total Leverage Ratio	Eurocurrency Spread-Revolving Loans	Daily Rate Spread-Revolving Loans
Category 1 ≥ 5.50 to 1.00	3.75%	2.75%
Category 2 < 5.50 to 1.00	3.50%	2.50%

Each change in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be effective with respect to all Revolving Loans outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, the Total Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin until March 31, 2014 (at which time, subject to the immediately succeeding sentence, the Total Leverage Ratio shall be determined on the basis of the financial statements and certificates most recently delivered pursuant to Section 5.04(a) or (b) and Section 5.04(c), respectively, prior to such date, and the Applicable Margin resulting from such Total Leverage Ratio shall be effective until any such change is required pursuant to the immediately preceding sentence). In addition, (a) at any time during which Holdings has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively (until the time of the delivery thereof), or (b) at any time after the occurrence and during the continuance of an Event of Default, the Total Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin.
(c) The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “November 5, 2014” therein with “December 27, 2018”.
(d) Section 2.05(a) of the Credit Agreement is hereby amended by deleting the words “2.00% per annum” in each instance in which they appear therein and replacing them with the words “1.00% per annum”.
(e) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Schedule I(b) hereto.
SECTION 4. Consent to Amendment to Credit Agreement. Immediately after the completion of the assignments contemplated in Section 2(a), each of the Continuing Revolving Credit Lenders and Assignee Revolving Credit Lenders party hereto hereby consents to the amendments to the Credit Agreement set forth in Section 4 of Amendment No. 8.
SECTION 5. Conditions Precedent to Effectiveness. The effectiveness of this Agreement, and the obligations of the Assignee Revolving Credit Lenders to assume and purchase the Revolving Credit Commitments and Revolving Credit Exposure of the Departing Revolving Credit Lenders shall be subject to the satisfaction of the following conditions precedent (the date (which must be a Business Day) on which such conditions precedent are satisfied or waived being referred to herein as the “Effective Date”):
(a) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) each Loan Party, (ii) the Administrative Agent, (iii) each Continuing Revolving Credit Lender, (iv) each Additional Revolving Credit Lender, (v) each Signing Departing Revolving Credit Lender and (vi) each Issuing Bank. The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signature (after giving effect to the assignment by the Signing Departing Revolving Credit Lenders pursuant to Section 2(a) but immediately before giving effect to the assignment by the other Departing Revolving Credit Lenders pursuant to Section 2(a)) of Revolving Credit Lenders constituting a majority in interest of the U.S. Revolving Credit Lenders and a majority in interest of the European Revolving Credit Lenders.
(b) Subject to the Agreed Securities Principles and, in the case of the Limited Loan Parties, the limitations set forth in Schedule II, on the Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Holdings.
(c) Subject to the Agreed Security Principles and, in the case of the Limited Loan Parties, the limitations set forth in Schedule II, the Administrative Agent shall have received legal opinions, corporate authorizations and closing certificates (similar in type to those described in clauses (i), (ii), (iii) and (iv) of Section 4.02(c) of the Original Credit Agreement) reasonably requested by the Administrative Agent for each Loan Party (other than, with respect to certificates of good standing, Evergreen Packaging International (US) Inc., Evergreen Packaging USA Inc. and Pactiv Germany Holdings, Inc. (the “Dissolving Loan Parties”)) that is not a Limited Loan Party.
(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date (including pursuant to Sections 2 and 7 hereof) and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers under any Loan Document.
(e) The Collateral Agents and each Loan Party that is not a Limited Loan Party shall have executed and delivered to the Administrative Agent a reaffirmation agreement (the “Reaffirmation Agreement”), substantially in the form attached hereto as Exhibit A, and other amendments, supplements and confirmations of existing Loan Documents reasonably requested by the Administrative Agent (it being understood that the documentation required to be delivered shall, in any event, be no more onerous to Holdings and the Subsidiaries than the documentation required to be delivered on the Third Restatement Date), in each case subject to the Agreed Security Principles and, with respect to the Limited Loan Parties, the limitations, qualifications and other provisions set forth in Schedule II, and in each case with any modifications necessary to reflect the Transactions and such other modifications that are reasonably satisfactory to Holdings and the Administrative Agent.
SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Additional Revolving Credit Lenders), with respect to itself, that, as of the Effective Date, this Agreement has been duly authorized, executed and delivered by such Loan Party, and, subject to the Legal Reservations and, solely with respect to the Limited Loan Parties, the limitations and qualifications set forth in Schedule II, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Amended Credit Agreement, subject to the Legal Reservations and, solely with respect to the Limited Loan Parties, the limitations and qualifications set forth in Schedule II, constitutes a legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its terms.
SECTION 7. Extension Fee. The Borrowers agree to pay to each Continuing Revolving Credit Lender and each Additional Revolving Credit Lender a fee (collectively, the “Extension Fee”), in an amount equal to 2.00% of the Revolving Credit Commitment of such Lender immediately after giving effect to the transactions, and the Revolving Credit Commitment reductions, contemplated by Section 2 hereof. The Extension Fee shall be payable on the Effective Date in immediately available funds and in the currency in which the applicable Revolving Credit Commitment is denominated.
SECTION 8. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. None of (i) this Agreement or (ii) any other Loan Document executed and delivered in connection herewith shall constitute a novation, payment and reborrowing or complete or partial termination of the Bank Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the Effective Date. Subject to the limitations set forth in Schedule II, the Liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Bank Obligations under the Credit Agreement are in all respects continuing and in full force and effect with respect to all Bank Obligations. After the date hereof, any reference in any Loan Document to the Credit Agreement shall be deemed to refer without further amendment to the Credit Agreement as amended hereby.
SECTION 9. Consent and Acknowledgment. (a) Each Loan Party (solely in the case of the Limited Loan Parties subject to the limitations set forth in Schedule II) hereby consents to this Agreement and the transactions contemplated hereby.
(a) Each of the parties hereto hereby acknowledges and agrees that each amendment to the Credit Agreement set forth in Section 3 is a Permitted Amendment.
SECTION 10. Post-Effective Matters. Within the time periods set forth in Schedule III or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule III shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule III, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement. The Administrative Agent shall promptly notify the Borrowers of the occurrence of the Effective Date, and such notice shall be conclusive and binding.
SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 13. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
SECTION 15. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court; provided that solely for the purpose of enforcement of the rights of the Administrative Agent, any Collateral Agent and any Lender under this Agreement in Austria, each Loan Party hereby irrevocably and unconditionally also submits, for itself and its property to the jurisdiction of the courts of England. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower, Holdings or their respective properties in the courts of any jurisdiction.
(a) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b) Each party to this Agreement irrevocably, to the extent permitted under applicable law, consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c) Each Loan Party hereby irrevocably designates and appoints RGHI as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Agreement that may be instituted by the Administrative Agent, any Collateral Agent or any Lender in any Federal or state court in the State of New York. Each Loan Party hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to RGHI, with written notice of said service to such Loan Party at the address set forth in Section 9.01 of the Credit Agreement shall be effective service of process for any action, suit or proceeding brought in any such court.
SECTION 16. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 17. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement shall apply to this Agreement as if incorporated herein mutatis mutandis.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

and witnessed by /s/ Amelia Hoyt
Name: Amelia Hoyt
Address: Sydney, Australia
Occupation: Personal Assistant

REYNOLDS GROUP HOLDINGS INC.,
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS llc
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Vice President and Assistant Treasurer

Australia
Signed, sealed and delivered by     )
WHAKATANE MILL AUSTRALIA    )
PTY LIMITED (ACN 143793659) by    )
the party’s attorney pursuant to power    )
of attorney dated September 3, 2012     )

who states that no notice of revocation    )
of the power of attorney has been    )
received in the presence of:
/s/ Pru Wyuie        /s/ Cindi Lefari
Witness        Attorney
Pru Wyuie        Cindi Lefari
Name of Witness        Name of Attorney
Austria

SIG AUSTRIA HOLDING GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC GMBH & CO. KG REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

Brazil

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.
By
/s/ Eduardo Gianesi
Name:Eduardo Gianesi
Title:VP & GM CSI South America CPF: 084.744.268-39

SIG BEVERAGES BRASIL LTDA.
By
/s/ Felix Colas Morea
Name:Felix Colas Morea
Title:Director

SIG COMBIBLOC DO BRASIL LTDA.
By
/s/ Ricardo Lança Rodriguez
Name:Ricardo Lança Rodriguez
Title:General Director

By
/s/ Rodrigo Dabus Salomão
Name:Rodrigo Dabus Salomão
Title:Finance Director

British Virgin Islands

CSI LATIN AMERICAN HOLDINGS CORPORATION
By
/s/ Robert Eugene Smith
Name:Robert Eugene Smith
Title:Director

Canada

EVERGREEN PACKAGING CANADA LIMITED
By
/s/ Thomas J. Degnan
Name:Thomas J. Degnan
Title:Authorised Signatory

By
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Authorised Signatory

PACTIV CANADA INC.
By
/s/ Thomas J. Degnan
Name:Thomas J. Degnan
Title:Authorised Signatory

By
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Authorised Signatory

Costa Rica

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA
By
/s/ Robert Eugene Smith
Name:Robert Eugene Smith
Title:Manager

England & Wales

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

IVEX HOLDINGS, LTD.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

KAMA EUROPE LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

OMNI-PAC U.K. LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

England & Wales

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

REYNOLDS SUBCO (UK) LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

SIG COMBIBLOC LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

THE BALDWIN GROUP LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

Germany

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

Germany

SIG COMBIBLOC GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

SIG COMBIBLOC HOLDINGS GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

Germany

SIG EURO HOLDING AG & CO. KGAA
towards all parties to this Agreement other than SIG Schweizerische Industrie-Gesellschaft AG, acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG

By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

towards SIG Schweizerische Industrie- Gesellschaft AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as a representative without power of attorney (Vertreter ohne Vertretungsmacht) subject to the subsequent ratification and approval of its action by the supervisory board (Aufsichtsrat) and under exclusion of any personal liability

By
/s/ Rolf Stangl
Name:Rolf Stangl
Title:Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

Germany

SIG BETEILIGUNGS GMBH
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorized Signatory

Hong Kong

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
By
/s/ Robert Eugene Smith
Name:Robert Eugene Smith
Title:Director

Hungary

CSI HUNGARY KFT.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

Japan

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS JAPAN, LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société á responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorized Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of USD 20,000

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.603

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.602 and with a share capital of EUR 55,012,500

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

Luxembourg

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilite limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

Mexico

CSI EN ENSENADA, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

Mexico

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorised representative: Attorney

EVERGREEN PACKAGING INTERNATIONAL B.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorised representative: Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorised representative: Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorised representative: Attorney

New Zealand

WHAKATANE MILL LIMITED
By
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorised Signatory

and witnessed by /s/ Jennie Blizard
Name:Jennie Blizard
Address:L22, 20 Bond St., Sydney
Occupation: Lawyer

Switzerland

SIG ALLCAP AG
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC GROUP AG
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC PROCUREMENT AG
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC (SCHWEIZ) AG
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT aG
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

Switzerland

SIG TECHNOLOGY AG
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

Thailand

SIG COMBIBLOC LTD.
By
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

United States

BAKERS CHOICE PRODUCTS, INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

BEVERAGE PACKAGING HOLDINGS II ISSUER INC.
By
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Vice President and Treasurer

BLUE RIDGE HOLDING CORP.
By
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

United States

BLUE RIDGE PAPER PRODUCTS INC.
By
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

United States

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CSI MEXICO LLC
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CSI SALES & TECHNICAL SERVICES INC.
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

EVERGREEN PACKAGING INC.
By
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
By
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

United States

EVERGREEN PACKAGING USA INC.
By
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

GPACSUB LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC CAPITAL CORP. I
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC CAPITAL CORP. II
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC HOLDINGS LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GPC OPCO GP LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC SUB GP LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING ACQUISITION CORP.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING COMPANY INC.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING COMPANY, L.P.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GRAHAM PACKAGING GP ACQUISITION LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING HOLDINGS COMPANY By: BCP/GRAHAM HOLDINGS L.L.C., its General Partner
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING LC, L.P.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING LP ACQUISITION LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING minster llc
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President, Secretary and General Counsel

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President, Secretary and General Counsel

GRAHAM PACKAGING px company
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING PX HOLDING CORPORATION
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING PX, llc
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GRAHAM PACKAGING REGIOPLAST STS INC.
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING WEST JORDAN, LLC
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM RECYCLING COMPANY, L.P. By: Gpc sub gp LLC, its General Partner
By
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

MASTER CONTAINERS, INC.
By
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

PACTIV GERMANY HOLDINGS, INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

United States

PACTIV INTERNATIONAL HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PACTIV llc
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PACTIV MANAGEMENT COMPANY LLC
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PACTIV PACKAGING INC.
By
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Vice President

PCA west INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

United States

RENPAC HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS CONSUMER PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Vice President and Treasurer

REYNOLDS GROUP ISSUER llc
By
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Vice President and Treasurer

REYNOLDS MANUFACTURING, INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

United States

REYNOLDS PRESTO PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

REYNOLDS SERVICES INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

SIG COMBIBLOC INC.
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

SIG holding usa, llc
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

SOUTHERN PLASTICS, INC.
By
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent and Issuing Bank, by
/s/ Kevin Buddhdew
NAME:KEVIN BUDDHDEW
TITLE:AUTHORIZED SIGNATORY

By
/s/ Michael Spaight
NAME:MICHAEL SPAIGHT
TITLE:AUTHORIZED SIGNATORY

United States

SPIRIT FOODSERVICe, INC.
By
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

SPIRIT FOODSERVICe products, INC.
By
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

Assignee Revolving Credit Lenders

Increasing Revolving Credit Lender	Additional Revolving Credit Lender	Amount of U.S. Revolving Credit Commitments to be Assumed	Amount of European Revolving Credit Commitments to be Assumed
	Australia and New Zealand Banking Group Limited	$25,000,000.00
Credit Suisse AG, Cayman Islands Branch			€13,625,000.00
	Credit Suisse AG, Cayman Islands Branch	$18,633,000.00
HSBC Bank USA N.A.		$40,000,000.00
	M&T Bank Corporation	$7,500,000.00
TOTAL		$91,133,000.00	€13,625,000.00

Lenders and Commitments

Lender	US Revolving Credit Commitment	European Revolving Credit Commitment
Australia and New Zealand Banking Group Limited	$25,000,000.00
Citibank N.A.	$8,867,000.00
Commonwealth Bank of Australia	$10,000,000.00
Credit Suisse AG, Cayman Islands Branch	$18,633,000.00	€30,295,000.00
HSBC Bank USA N.A.	$50,000,000.00
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,Rabobank Nederland		€23,940,000.00
M&T Bank Corporation	$7,500,000.00
TOTAL	$120,000,000.00	€54,235,000.00

Limitations
Each Loan Party incorporated or otherwise organized under the laws of any jurisdiction other than the United States or any state thereof or Luxembourg (other than Holdings) and any Loan Party as may be agreed by the Administrative Agent acting in its sole discretion (each a “Limited Loan Party”, and collectively, the “Limited Loan Parties”) is only a signatory to this Agreement for the purpose of giving its assent to the amendments to the Credit Agreement made by this Agreement (and for no other purpose whatsoever). It is expressly agreed by all parties to this Agreement that, notwithstanding that each such Limited Loan Party is a signatory to this Agreement, none of the Limited Loan Parties is (by so being a signatory) consenting to, confirming or otherwise acknowledging, and no Limited Loan Party shall be held liable for, any extension whatsoever of its obligations and liabilities under the Credit Agreement or any other Loan Document (in its capacity as a Loan Party or otherwise) in excess of, or in addition to, such obligations and liabilities as they existed with respect to such Limited Loan Party immediately prior to the Effective Date.
The Administrative Agent and the Lenders party hereto hereby agree that there shall be no breach of any representation, warranty or covenant in the Credit Agreement or any other Loan Documents as a result of the fact that any such representation or warranty made by or with respect to (a) a Limited Loan Party or (b) a Limited Loan Party Shareholder (but only in respect of a Limited Collateral Agreement), required in any Loan Document or in any document required by any Loan Document would be untrue or incorrect (or any such covenant would be unable to be satisfied) by virtue of the fact that (i) all necessary corporate or other action may not yet have been taken to approve or authorize the extension by such Limited Loan Party of any obligation or liability on its part in respect of the Revolving Credit Commitments and the Loans and other extensions of credit thereunder or otherwise in respect of this Agreement (save for the purpose referred to in the first paragraph above) or the Reaffirmation Agreement referred to herein or any other amendment, supplement, or confirmation of any existing Loan Document as referred to in Section 5(e) of this Agreement or any matters relating thereto, (ii) all necessary corporate or other action may not yet have been taken by a

Limited Loan Party Shareholder to approve or authorize the extension by it of its obligations under any Limited Collateral Agreement to which it is a party, to the Revolving Credit Commitments and the Loans and other extensions of credit thereunder or otherwise in respect of this Agreement or (iii) any existing guarantee or security interest in the Collateral (a) provided by such Limited Loan Party or (b) provided by a Limited Loan Party Shareholder under a Limited Collateral Agreement may not be legal, valid or enforceable in respect of Bank Obligations relating to the Revolving Credit Commitments and the Loans and other extensions of credit thereunder or otherwise in respect of this Agreement or any such security interest is not a first priority Lien and perfected in respect thereof, and no Default or Event of Default shall be deemed to have occurred as a result thereof, provided that the Loan Parties are otherwise in compliance with the obligations under Section 10 of this Agreement.
For the purposes of this Schedule II, “Limited Collateral Agreement” shall mean a Collateral Agreement entered into by a Loan Party (a “Limited Loan Party Shareholder”) in respect of the equity, stock or other membership interests of a Limited Loan Party.

Post-Effectiveness Matters

Holdings shall cause:

(a)
within 135 days after the Effective Date (or such later date as the Administrative Agent in its sole discretion may permit), and subject to the Agreed Security Principles, each Limited Loan Party that has not theretofore been released from all of its obligations as a Guarantor under the Credit Agreement to take any and all actions reasonably requested by the Administrative Agent to confirm and acknowledge (in particular but not limited to by way of confirmation agreements) that its guarantee of the Bank Obligations (with respect to each such Loan Party) and its other security granted (with respect to each such Loan Party) continue in full force and effect, in each case subject to any limitations contained therein or in Schedule 10.03 of the Amended Credit Agreement, in respect of the Bank Obligations under the Amended Credit Agreement and the other Loan Documents, including the Revolving Credit Commitments and the Loans and other extensions of credit thereunder; and

(b)
within 90 days after the Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit) with respect to (i) each Mortgage encumbering a Mortgaged Property located in the United States of America, (x) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing the Bank Obligations under the Amended Credit Agreement and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (y) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, and (z) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent on August 9, 2011 in connection with Amendment No. 6, except for those changes necessary to reflect the Amended Credit Agreement, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent and (ii) with respect to each Mortgaged Property not currently subject to a Mortgage, such Mortgages, legal opinions regarding the enforceability of each such Mortgage, title insurance policies and other instruments, certificates, documents and agreements as may be reasonably requested by the Administrative Agent or any Collateral Agent, all subject to and in compliance with Section 5.12 of the Credit Agreement.

(c)
within 30 days after the Effective Date (or such later date as the Administrative Agent in its sole discretion may permit), each Dissolving Loan Party (or the Loan Party with which such Dissolving Loan Party is merged) to deliver to the Administrative Agent a certificate of merger, certified by the Secretary of State (or other relevant authority) of the State where such Dissolving Loan Party is organized.